UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 24, 2005

PARTY CITY CORPORATION

(Exact name of Registrant as Specified in Chapter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27826 (Commission File Number)	22-3033692 (IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ (Address of Principal Executive Offices)	07866 (Zip Code)

Registrant’s telephone number, including area code: (973) 983-0888

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 24, 2005, the Board of Directors (the “Board”) of Party City Corporation (the “Company”) formed an executive committee to oversee operations of the Company. In connection therewith, the Board appointed Michael E. Tennenbaum, currently Vice Chairman of the Board, as Chairman of the Executive Committee. Mr. Tennenbaum will not receive any additional consideration in connection with his new position with the Company.

     On March 29, 2005, Nancy Pedot stepped down as Chief Executive Officer and as a member of the Board, effective immediately.

     A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

     On March 24, 2005, the Company formed a Special Committee of the Board of Directors to explore strategic alternatives.

     A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits.

     A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005	PARTY CITY CORPORATION
	By:	/s/ Gregg Melnick

Name: Gregg Melnick
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated March 30, 2005.

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